UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21763

Name of Fund: U.S. Mortgage Portfolio of Managed Account Series

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, U.S. Mortgage Portfolio of Managed Account Series, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/06

Date of reporting period: 05/01/05 - 10/31/05

Item 1 -    Report to Stockholders


U.S. Mortgage Portfolio
Of Managed Account Series


Semi-Annual Report
October 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by the Portfolio's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of the Portfolio may be purchased and held only by or on behalf of separately managed account clients who have retained Merrill Lynch Investment Managers (MLIM) to manage their accounts pursuant to an investment management agreement with MLIM and/or a managed account program sponsor.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Portfolio voted proxies relating to securities held in the Portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


U.S. Mortgage Portfolio
Of Managed Account Series
Box 9011
Princeton, NJ
08543-9011


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U.S. Mortgage Portfolio of Managed Account Series


Portfolio Information as of October 31, 2005


                                               Percent of
                                                 Total
Asset Mix                                     Investments

U.S. Government Agency Mortgage-Backed
   Obligations                                    52.5%
Asset-Backed Securities                           15.0
Non-U.S. Government Agency
   Mortgage-Backed Obligations--
   Collateralized Mortgage Obligations             8.5
Other*                                            24.0

* Includes portfolio holdings in short-term investments and options.



Officers and Trustees


Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Kenneth A. Froot, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Donald C. Burke, Vice President and Treasurer
Thomas Musmanno, Vice President
Laura Powers, Vice President
Frank Viola, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:

Total Returns as of October 31, 2005                                   6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.27%        + 8.72%
Small-cap U.S. equities (Russell 2000 Index)                            +12.25         +12.08
International equities (MSCI Europe Australasia Far East Index)         + 8.63         +18.09
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 0.15         + 1.13
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.59         + 2.54
High yield bonds (Credit Suisse First Boston High Yield Index)          + 2.87         + 3.54

The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005



A Discussion With Your Portfolio Managers


We are pleased to provide you with this first semi-annual report to shareholders for U.S. Mortgage Portfolio of Managed Account Series.


What is the Portfolio's investment objective?

U.S. Mortgage Portfolio seeks high total return through investment primarily in mortgage-backed and other mortgage-related securities. The securities in which the Fund may invest involve U.S. government securities and U.S. government agency securities, including mortgage-backed or mortgage-related securities issued by the U.S. government, its agencies or instrumentalities or by private issuers. Under normal circumstances, the Portfolio will invest at least 80% of its assets in mortgage-backed or other mortgage-related securities that are located in the United States. In selecting investments, Portfolio management considers the relative yield of different types of securities and its assessment of future interest rate patterns.


How has the Portfolio performed since inception in light of the existing market conditions?

Since its inception on July 29, 2005 through October 31, 2005, U.S. Mortgage Portfolio recorded a total return of -.74%. For the same period, the benchmark Citigroup Mortgage Index returned -.31%.

The Portfolio was launched at the end of July, and while we quickly invested the initial assets, the Portfolio did not begin to accrue interest on its investments until the first week in August. This put the Portfolio at a disadvantage relative to its long-established benchmark. We also made most of our initial investments in the TBA (to be announced) market, the largest and most liquid of the mortgage-backed securities (MBS) markets. However, more seasoned issues, which are well represented in the benchmark, actually performed better in the underlying market environment. These more seasoned issues are quite expensive to purchase today and, in all, their underrepresentation in the portfolio detracted from relative performance.

From the end of July through October, interest rates rose significantly. The Federal Reserve Board (the Fed) increased the federal funds rate in August, September and shortly after the close of the period on November 1, bringing the target short-term interest rate to 4%. Longer-term interest rates, which had remained stubbornly low for some time, also began to inch higher. The bellwether 10-year Treasury yield increased from 4.28% at the end of July to 4.57% at October 31. In this environment, mortgages as an asset class underperformed other fixed income markets and experienced a duration extension of approximately one-half year. This essentially increased extension risk - the risk that certain obligations will be paid off more slowly than anticipated, causing the value of these securities to fall - and contributed to the market's underperformance.

The mortgage market also experienced an increase in supply. As the yield curve continues to flatten (with short-term interest rates rising more than long-term interest rates), banks have been selling their assets. This puts more pressure on the mortgage market. In addition, government-sponsored enterprises
(GSEs), such as Fannie Mae and Freddie Mac, traditionally have supported the mortgage market by purchasing mortgages as spreads widen. Recently, burdened by new capital requirements, the GSEs have not been able to buy mortgages. This has allowed credit spreads to widen. Compounding the issue, mortgage supply in the 30-year sector has been abundant, primarily due to the significant refinancing of floating rate or adjustable rate mortgage (ARM) products as interest rates rise.

Notwithstanding the recent underperformance, mortgages continue to be an attractive asset class for long-term fixed income investors, particularly when factoring in the interest earned over time.


How have you managed the Portfolio since its inception?

The Portfolio took in $61 million in new cash and we were able to achieve a fully invested portfolio within one week. We focused mainly on investments in the TBA market, and primarily in agency securities. In our view, the non-agency sector has not offered enough additional yield to warrant our taking on the additional credit risk. We also see more favorable prepayment projections in agency issues.

We have been managing the Portfolio fairly close to our benchmark in terms of duration, sector composition and coupon structure. We used a dollar-roll strategy to the extent that we could in an effort to add total return to our MBS holdings, although those opportunities diminished toward period end as mortgage supply increased. Essentially, this strategy is designed to take advantage of supply/demand imbalances in the MBS market to achieve incremental return during periods when supply is limited.



U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005


In the most recent month, we added some hybrid ARMs to the portfolio, which have less extension risk than fixed rate collateral mortgages. We believe these provide an attractive alternative to 15-year collateral loans in the current market environment.


How would you characterize the Portfolio's position at the close of the period?

Our short-term outlook for mortgages is cautious, given the Fed's stated intention to continue raising interest rates and the overall lack of buyers in the market. Although mortgages have underperformed recently, we believe the market may have found its bottom and could be poised to head upward. One catalyst for an upturn would be an end to Fed tightening and, undoubtedly, we are moving closer to conclusion with each interest rate hike. The consensus expectation is that the Fed will raise interest rates once more in 2005 before becoming more data-dependent in its actions at some point in 2006.

Under these circumstances, we believe it is prudent to stay close to the benchmark Citigroup Mortgage Index in terms of duration, sector exposure and coupon structure. This will allow us to provide returns competitive with the overall mortgage market. At the same time, we will continue to monitor economic data and Fed language for signs of interest rate direction, and we stand ready to adjust our approach as needed.


Thomas Musmanno
Vice President and Co-Portfolio Manager


Laura Powers
Vice President and Co-Portfolio Manager


Frank Viola
Vice President and Co-Portfolio Manager


November 3, 2005


U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005



Performance Data


About Fund Performance


None of the past results shown should be considered a representation of future performance. Current performance data may be lower or higher than the performance data quoted. Call toll free 1-800-MER-FUND (1-800-637-3863) to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of beneficial interest. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Recent Performance Results


                                      Since Inception          Standardized
As of October 31, 2005                  Total Return           30-Day Yield

U.S. Mortgage Portfolio*                    -0.74%                  3.71%
Citigroup Mortgage Index**                  -0.31                    --

 * Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Portfolio commenced operations on 7/29/05.

** This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. Since inception total return is from 7/29/05.


Aggregate Total Return


Period Covered                                         Return

Inception (7/29/05)
through 10/31/05                                       -0.74%



U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005



Disclosure of Expenses


Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including redemption fees and exchange fees; and (b) operating expenses, including advisory fees, and other Portfolio expenses. However, Fund Asset Management, L.P. has contractually agreed to waive all fees and pay or reimburse all expenses of the Portfolio. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2005 and held through October 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                              Expenses Paid
                                                        Beginning            Ending         During the Period*
                                                      Account Value      Account Value       July 29, 2005 to
                                                         July 29,         October 31,          October 31,
                                                           2005               2005                 2005
Actual

U.S. Mortgage Portfolio                                   $1,000           $  992.60                $0

                                                                                              Expenses Paid
                                                        Beginning            Ending        During the Period**
                                                      Account Value      Account Value        May 1, 2005 to
                                                          May 1,          October 31,          October 31,
                                                           2005               2005                 2005
Hypothetical (5% annual return before expenses)***

U.S. Mortgage Portfolio                                   $1,000           $1,025.00                $0

  * Expenses are equal to the Portfolio's annualized expense ratio of 0% multiplied by the average account value over the period, multiplied by 95/365 (to reflect the actual days since inception).

 ** Expenses are equal to the Portfolio's annualized expense ratio of 0% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by 365.

*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 365.


U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005


Schedule of Investments
                                                                Face       Interest         Original Maturity
Issue                                                          Amount        Rate                Date(s)                 Value
U.S. Government Agency Mortgage-Backed Obligations*--86.3%

Fannie Mae Guaranteed Pass-Through Certificates          $   5,744,000      4.50%             11/15/2020 (a)        $   5,553,730
                                                             3,852,000      4.50                10/01/2035              3,599,096
                                                             7,243,000      5.00              11/15/2020 (a)            7,143,409
                                                             5,300,000      5.00              11/15/2035 (a)            5,099,596
                                                             2,383,519      5.50       11/01/2019 - 11/15/2020 (a)      2,399,306
                                                            10,831,000      5.50              11/15/2035 (a)           10,682,074
                                                               913,768      6.00                1/01/2016                 935,101
                                                             3,869,777      6.00          8/01/2034 - 11/01/2034        3,903,953

Freddie Mac Mortgage Participation Certificates              3,279,000      5.00              11/15/2035 (a)            3,153,988
                                                             7,013,000      5.50              11/15/2035 (a)            6,920,954

Freddie Mac Multiclass Certificates Series 2411 Class FJ        70,386      4.32              12/15/2029 (b)               70,682

Ginnie Mae MBS Certificates                                  2,867,000      5.00            11/15/2035 (a)(b)           2,796,220
                                                             2,642,282      6.00                11/15/2034              2,690,649
                                                             2,640,665      6.50          1/15/2032 - 6/15/2035         2,740,383

Total U.S. Government Agency Mortgage-Backed Obligations (Cost--$58,394,130)--86.3%                                    57,689,141


                               Face
                             Amount   Issue
Asset-Backed Securities*--24.6%

                                      ACE Securities Corp.(b):
                       $   377,663       Series 2005-HE1 Class A2A, 4.158% due 2/25/2035                                  377,721
                           800,000       Series 2005-HE6 Class A2B, 4.24% due 10/25/2035                                  800,000
                           355,000    American Express Credit Account Master Trust Series 2002-3 Class A, 4.08%
                                      due 12/15/2009 (b)                                                                  355,563
                           650,000    Capital Auto Receivables Asset Trust Series 2005-1 Class A3, 4.03%
                                      due 4/15/2008 (b)                                                                   650,348
                                      Capital One Master Trust Class A (b):
                           355,000       Series 1999-3, 4.37% due 9/15/2009                                               355,632
                           390,000       Series 2001-1, 4.17% due 12/15/2010                                              391,696
                            75,000    Citibank Credit Card Master Trust I Series 1997-4 Class B, 4.124% due
                                      3/10/2011 (b)                                                                        75,363
                           664,870    Collegiate Funding Services Education Loan Trust I Series 2005-A Class A1,
                                      4.02% due 9/29/2014 (b)                                                             664,026
                           599,027    Countrywide Asset-Backed Certificates Series 2004-6 Class 2A4, 4.488%
                                      due 11/25/2034 (b)                                                                  600,439
                                      Discover Card Master Trust I (b):
                           325,000       Series 2003-4 Class A1, 4.08% due 5/15/2011                                      326,007
                           350,000       Series 2004-1 Class A, 4% due 4/16/2010                                          349,366
                           918,657    Encore Credit Receivables Trust Series 2005-3 Class 2A1, 4.158% due
                                      10/25/2035 (b)                                                                      918,704
                           457,400    First NLC Trust Series 2005-2 Class AV1, 4.148% due 9/25/2035 (b)                   457,383
                           250,000    Ford Credit Auto Owner Trust Series 2003-A  Class B2, 4.38% due 8/15/2007 (b)       250,563
                           750,000    Ford Credit Floorplan Master Owner Trust Series 2004-1 Class A, 4.01% due
                                      7/15/2009 (b)                                                                       750,445
                           550,000    GE Commercial Equipment Financing LLC Series 2004-1 Class  A3, 4.02%
                                      due 10/20/2008 (b)                                                                  549,963
                           500,000    GE Dealer Floorplan Master Note Trust Series 2005-1 Class A, 3.836% due
                                      4/20/2010 (b)                                                                       500,156
                           500,000    Gracechurch Card Funding Plc Series 6 Class A, 4% due 2/17/2009 (b)                 500,157
                           584,577    Irwin Home Equity Series 2005-C Class 1A1, 4.30% due 4/25/2030 (b)                  584,554
                           600,000    Metris Master Trust Series 2004-1 Class A, 4.28% due 4/20/2011 (b)                  601,513
                           604,919    Morgan Stanley ABS Capital I, Inc. Series 2005-NC2 Class A3A, 4.118%
                                      due 3/25/2035 (b)                                                                   604,978
                           499,932    Morgan Stanley Capital I  Series 2005-XLF Class A1, 4.08% due 8/15/2019 (b)(d)      499,912
                                      New Century Home Equity Loan Trust (b):
                         1,000,000       Series 2004-3 Class A5, 4.388% due 11/25/2034                                  1,001,065
                           397,886       Series 2005-4 Class A2A, 4.148% due 9/25/2035                                    397,903
                            64,625    Nissan Auto Lease Trust Series 2003-A Class A3A, 4.11% due 6/15/2009 (b)             64,671
                           168,546    Park Place Securities, Inc. Series 2005-WCW1 Class A3A, 4.128% due
                                      9/25/2035 (b)                                                                       168,540
                           980,212    Residential Accredit Loans, Inc. Series 2005-QS12 Class A8, 4.39% due
                                      8/25/2035 (b)                                                                       978,713
                           265,000    Residential Asset Securities Corp. Series 2004-KS7 Class A2B2, 4.308% due
                                      5/25/2033 (b)                                                                       265,412
                           372,416    SLM Student Loan Trust Series 2004-5 Class A2, 4.23% due 4/25/2014 (b)              372,648


U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005


Schedule of Investments (continued)
                               Face
                             Amount   Issue
Asset-Backed Securities* (concluded)

                       $   305,373    Structured Asset Investment Loan Trust Series 2003-BC10 Class 3A5,
                                      4.518% due 10/25/2033 (b)                                                     $     305,624
                         1,000,000    Wells Fargo Home Equity Trust Series 2004-2 Class A32, 4.378% due
                                      2/25/2032 (b)                                                                     1,002,734
                           750,000    World Financial Network Credit Card Master Trust Series 2004-B Class A,
                                      4.07% due 7/15/2010 (b)                                                             750,072

Total Asset-Backed Securities (Cost--$16,199,982)--24.6%                                                               16,471,871



Non-Government Agency Mortgage-Backed Securities*--Collateralized Mortgage Obligation--14.1%

                                      Banc of America Mortgage Securities. (b):
                           349,616       Series 2003-3 Class 2A1, 4.588% due 5/25/2018                                    351,237
                           580,676       Series 2003-10 Class 1A6, 4.488% due 1/25/2034                                   583,505
                           251,144    Carrington Mortgage Loan Trust Series 2005-NC3 Class A1A, 4.118%
                                      due 6/25/2035 (b)                                                                   251,119
                                      Citigroup Mortgage Loan Trust, Inc. (b):
                           292,728       Series 2005-HE1 Class A3A, 4.128% due 5/25/2035                                  292,783
                           900,000       Series 2005-Opt1 Class A1B, 4.248% due 2/25/2035                                 900,953
                                      Countrywide Home Loan Mortgage Pass-Through Trust:
                           419,710       Series 2004-J2 Class A2, 4.538% due 3/25/2034 (b)                                419,570
                         2,148,997       Series 2005-21 Class 2A2, 5.50% due 10/25/2035                                 2,136,838
                           378,591    First Horizon Mortgage Pass-Through Trust Series 2003-4 Class 2A2, 4.488%
                                      due 6/25/2018 (b)                                                                   380,600
                           913,580    Long Beach Mortgage Loan Trust Series 2005-WL2 Class 3A2, 4.148% due
                                      8/25/2035 (b)                                                                       913,624
                         1,000,000    Mastr Asset Backed Securities Trust Series 2004-HE1 Class A3, 4.398% due
                                      9/25/2034 (b)                                                                     1,001,145
                                      Opteum Mortgage Acceptance Corp. (b):
                           656,980       Series 2005-1 Class A2, 4.178% due 2/25/2035                                     656,775
                           959,321       Series 2005-4 Class 1A1A, 4.208% due 11/25/2035                                  959,321
                           554,294    Residential Asset Mortgage Products, Inc. Series 2004-RS12 Class AII1,
                                      4.168% due 6/25/2027 (b)                                                            554,477

Total Non-Government Agency Mortgage-Backed Securities--Collateralized Mortgage Obligations
(Cost--$9,687,016)--14.1%                                                                                               9,401,947


Short-Term Securities--39.4%

Commercial Paper***       3,300,000   First Data Corp., 3.79% due 11/02/2005                                            3,299,652
                          3,300,000   PACCAR Financial Corp., 3.88% due 11/07/2005                                      3,297,866
                          3,300,000   SanPaolo IMI U.S. Financial Co., 3.83% due 11/14/2005                             3,295,412
                          3,100,000   UBS Finance (Delaware) Inc., 3.86% due 11/01/2005                                 3,100,000
                                                                                                                    -------------
                                                                                                                       12,992,930

U.S. Government Agency    6,300,000   Federal Home Loan Bank System, 3.75% due 11/07/2005                               6,296,063
Obligations***


                         Beneficial
                           Interest
                       $  7,056,207   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (c)                       7,056,207

Total Short-Term Securities (Cost--$26,345,199)--39.4%                                                                 26,345,200

Total Investments (Cost--$110,626,327)--164.4%                                                                        109,908,159


                          Number of
                          Contracts
Options Written

Call Options Written--0.0%      2++   Swaption, expiring December 2005 at 4.21%, Broker Credit Suisse First
                                      Boston (e)                                                                             (24)

Put Options Written--0.0%       2++   Swaption, expiring December 2005 at 5.11%, Broker Credit Suisse First
                                      Boston (e)                                                                         (19,026)

Total Options Written (Premiums Received--$11,000)--0.0%                                                                 (19,050)

Total Investments, Net of Options Written (Cost--$110,615,327**)--164.4%                                              109,889,109
Liabilities in Excess of Other Assets--(64.4%)                                                                       (43,053,685)
                                                                                                                    -------------
Net Assets--100.0%                                                                                                  $  66,835,424
                                                                                                                    =============


U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005



Schedule of Investments (concluded)


 ++ One contract represents a notional amount of $1,000,000.

  * Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns as a result of the prepayments or refinancing of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

 ** The cost and unrealized appreciation (depreciation) of investments, net of options written, as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                     $    110,615,327
                                                       ================
    Gross unrealized appreciation                      $         19,272
    Gross unrealized depreciation                             (745,490)
                                                       ----------------
    Net unrealized depreciation                        $      (726,218)
                                                       ================

*** Commercial paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.

(a) All or a portion of security represents a "to-be-announced" transaction, with a commitment to purchase the security for which all specific information is not available at this time.

(b) Floating rate note.

(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment
    Company Act of 1940, were as follows:

                                                  Net         Interest
    Affiliate                                   Activity       Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                     $7,056,207     $ 59,644

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

    See Notes to Financial Statements.



U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005


Statement of Assets and Liabilities

As of October 31, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$103,570,120)                       $   102,851,952
           Investment in affiliated securities, at value (identified cost--$7,056,207)                                  7,056,207
           Receivables:
               Beneficial interest sold                                                        $       858,510
               Interest                                                                                197,746
               Paydowns                                                                                 58,588          1,114,844
                                                                                               ---------------    ---------------
           Total assets                                                                                               111,023,003
                                                                                                                  ---------------

Liabilities

           Options written, at value (premiums received--$11,000)                                                          19,050
           Payables:
               Securities purchased                                                                 44,071,885
               Dividends to shareholders                                                                47,832
               Beneficial interest redeemed                                                             18,231
               Other affiliates                                                                          1,146         44,139,094
                                                                                               ---------------
           Accrued expenses                                                                                                29,435
                                                                                                                  ---------------
           Total liabilities                                                                                           44,187,579
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $    66,835,424
                                                                                                                  ===============

Net Assets Consist of

           Shares of beneficial interest, par value $.01 per share, unlimited number of
           shares authorized                                                                                      $        67,981
           Paid-in capital in excess of par                                                                            67,883,363
           Accumulated realized capital losses--net                                            $     (389,702)
           Unrealized depreciation--net                                                              (726,218)
                                                                                               ---------------
           Total accumulated losses--net                                                                              (1,115,920)
                                                                                                                  ---------------
           Net Assets--Equivalent to $9.83 per share based on 6,798,113 shares of beneficial
           interest outstanding                                                                                   $    66,835,424
                                                                                                                  ===============

           See Notes to Financial Statements.


U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005


Statement of Operations

For the Period July 29, 2005++ to October 31, 2005
Investment Income

           Interest (including $59,644 from affiliates)                                                           $       625,513
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $        76,748
           Offering cost                                                                                18,205
           Accounting services                                                                          11,944
           Custodian fees                                                                                5,613
           Professional fees                                                                             4,097
           Trustee's fees and expenses                                                                   3,779
           Transfer agent fees                                                                           2,906
           Registration fees                                                                             2,845
           Pricing fees                                                                                  2,552
           Printing and shareholder reports                                                              2,070
           Other                                                                                         3,162
                                                                                               ---------------
           Total expenses before waiver and reimbursement                                              133,921
           Waiver and reimbursement of expenses                                                      (133,921)
                                                                                               ---------------
           Total expenses after waiver and reimbursement                                                                        0
                                                                                                                  ---------------
           Investment income--net                                                                                         625,513
                                                                                                                  ---------------

Realized & Unrealized Loss--Net

           Realized loss on investments--net                                                                            (389,702)
           Unrealized depreciation on:
               Investments--net                                                                      (718,168)
               Options written--net                                                                    (8,050)          (726,218)
                                                                                               ---------------    ---------------
           Total realized and unrealized loss--net                                                                    (1,115,920)
                                                                                                                  ---------------
           Net Decrease in Net Assets Resulting from Operations                                                   $     (490,407)
                                                                                                                  ===============

               ++ Commencement of operations.

                  See Notes to Financial Statements.


U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005


Statement of Changes in Net Assets
                                                                                                                   For the Period
                                                                                                                  July 29, 2005++
                                                                                                                   to October 31,
Increase (Decrease) in Net Assets:                                                                                      2005
Operations

           Investment income--net                                                                                 $       625,513
           Realized loss--net                                                                                           (389,702)
           Unrealized depreciation--net                                                                                 (726,218)
                                                                                                                  ---------------
           Net decrease in net assets resulting from operations                                                         (490,407)
                                                                                                                  ---------------

Dividends to Shareholders

           Investment income--net                                                                                       (625,513)
                                                                                                                  ---------------

Beneficial Interest Transactions

           Net increase in net assets derived from beneficial transactions                                             67,926,344
                                                                                                                  ---------------

Net Assets

           Total increase in net assets                                                                                66,810,424
           Beginning of period                                                                                             25,000
                                                                                                                  ---------------
           End of period                                                                                          $    66,835,424
                                                                                                                  ===============

               ++ Commencement of operations.

                  See Notes to Financial Statements.


U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005


Financial Highlights
                                                                                                                   For the Period
                                                                                                                  July 29, 2005++
The following per share data and ratios have been derived                                                          to October 31,
from information provided in the financial statements.                                                                  2005
Per Share Operating Performance

           Net asset value, beginning of period                                                                   $         10.00
                                                                                                                  ---------------
           Investment income--net**                                                                                           .10
           Realized and unrealized loss--net                                                                                (.17)
                                                                                                                  ---------------
           Total from investment operations                                                                                 (.07)
                                                                                                                  ---------------
           Less dividends from investment income--net                                                                       (.10)
                                                                                                                  ---------------
           Net asset value, end of period                                                                         $          9.83
                                                                                                                  ===============

Total Investment Return

           Based on net asset value per share                                                                           (.74%)+++
                                                                                                                  ===============

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement                                                                        .00%*
                                                                                                                  ===============
           Expenses                                                                                                         .80%*
                                                                                                                  ===============
           Investment income--net                                                                                          3.75%*
                                                                                                                  ===============

Supplemental Data

           Net assets, end of period (in thousands)                                                               $        66,835
                                                                                                                  ===============
           Portfolio turnover                                                                                             203.47%
                                                                                                                  ===============

             * Annualized.

            ** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
U.S. Mortgage Portfolio (the "Portfolio") is a series of Managed Account Series (the "Fund"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets ("OTC") and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

Equity securities that are held by the Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.



U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income and extended delivery fees are recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.



U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005



Notes to Financial Statements (continued)


(f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Mortgage dollar rolls--The Portfolio may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.


2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund, on behalf of the Portfolio, has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .46% of the average net assets of the Portfolio. FAM has contractually agreed to waive and reimburse all fees and expenses. This agreement has no fixed term. For the period ended July 29, 2005 to October 31, 2005 FAM earned fees of $76,748 all of which was waived. FAM also reimbursed the Portfolio $57,173 in additional operating expenses.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the period ended July 29, 2005 to October 31, 2005 the Portfolio reimbursed FAM $334 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, ML & Co., and / or MLIM, LLC.


3. Investments:
Purchases and sales of investments (including paydowns), excluding short-term securities, for the period ended July 29, 2005 to October 31, 2005 were $242,035,782 and $157,362,769, respectively.



U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005



Notes to Financial Statements (concluded)


Transactions in call options written for the period ended July 29, 2005 to October 31, 2005 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of period                            --                 --
Options written                                    2    $         4,200
Options expired                                   --                 --
Options closed                                    --                 --
                                     ---------------    ---------------
Outstanding call options written,
   end of period                                   2    $         4,200
                                     ===============    ===============


Transactions in put options written for the period ended July 29, 2005 to October 31, 2005 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding put options written,
   beginning of period                            --                 --
Options written                                    2     $        6,800
Options expired                                   --                 --
Options closed                                    --                 --
                                     ---------------    ---------------
Outstanding put options written,
   end of period                                   2    $         6,800
                                     ===============    ===============


4. Beneficial Interest Transactions:
Transactions in beneficial interest were as follows:

For the Period July 29, 2005++                                   Dollar
to October 31, 2005                           Shares             Amount

Shares sold                                6,961,421    $    69,576,857
Shares issued resulting from
   reinvestment of dividends                     925              9,177
                                     ---------------    ---------------
Total issued                               6,962,346         69,586,034
Shares redeemed                            (166,733)        (1,659,690)
                                     ---------------    ---------------
Net increase                               6,795,613    $    67,926,344
                                     ===============    ===============

 ++ Prior to July 29, 2005 (commencement of operations), the Portfolio issued 2,500 shares to FAM for $25,000.


5. Short-Term Borrowings:
Effective November 23, 2005, the Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus ..50% or a base rate as defined in the credit agreement.



U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005



Availability of Quarterly Schedule of Investments


The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Portfolio offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


U.S. MORTGAGE PORTFOLIO                                        OCTOBER 31, 2005


Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - Not
            Applicable

Item 11 -   Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


U.S. Mortgage Portfolio of Managed Account Series


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       U.S. Mortgage Portfolio of Managed Account Series


Date: December 16, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       U.S. Mortgage Portfolio of Managed Account Series


Date: December 16, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       U.S. Mortgage Portfolio of Managed Account Series


Date: December 16, 2005